SUMMIT
CASH RESERVES
FUND

Financial Institutions
Series Trust




FUND LOGO




Annual Report

May 31, 1998




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.








Summit Cash Reserves Fund
Financial Institutions Series Trust
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



Summit Cash Reserves Fund
May 31, 1998

SCHEDULE OF INVESTMENTS

                                                          Face           Interest        Maturity             Value
Issue                                                    Amount           Rate*            Date             (Note 1a)
US Treasury Bill                                         $230,000          4.85%          8/06/98            $227,955

Total US Government Obligations--Discount (Cost--$227,955)                                                    227,955

Total Investments (Cost--$227,955)--90.2%                                                                     227,955

Other Assets Less Liabilities--9.8%                                                                            24,797
                                                                                                             --------
Net Assets--100.0%                                                                                           $252,752
                                                                                                             ========

*Certain US Government Obligations are traded on a discount basis;
 the interest rate shown is the discount rate paid at the time of purchase by the Fund.

 See Notes to Financial Statements.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Robert S. Salomon Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Terry K. Glenn, Executive Vice President
Kevin J. McKenna, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Carlo J. Giannini, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210



Summit Cash Reserves Fund
May 31, 1998


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of May 31, 1998
Assets:             Investments, at value (identified cost--$227,955*) (Notes 1a & 1e)                      $    227,955
                    Cash                                                                                             739
                    Investment adviser receivable (Note 2)                                                        10,237
                    Prepaid registration fees and other assets (Note 1d)                                          96,211
                                                                                                            ------------
                    Total assets                                                                                 335,142
                                                                                                            ------------

Liabilities:        Payable to administrator (Note 2)                                                                 59
                    Accrued expenses and other liabilities                                                        82,331
                                                                                                            ------------
                    Total liabilities                                                                             82,390
                                                                                                            ------------

Net Assets:         Net assets                                                                              $    252,752
                                                                                                            ============
Net Assets          Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                             $     25,275
                    Paid-in capital in excess of par                                                             227,477
                                                                                                            ------------
                    Net assets--Equivalent to $1.00 per share based on 252,752 shares of
                    beneficial interest outstanding                                                         $    252,752
                                                                                                            ============

                   *Cost for Federal income tax purposes.

                    See Notes to Financial Statements.


Summit Cash Reserves Fund
May 31, 1998


FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                      For the Year Ended
                                                                                                            May 31, 1998
Investment Income   Interest and amortization of premium and discount earned                                $     13,040
(Note 1c):

Expenses:           Professional fees                                                      $    106,500
                    Registration fees (Note 1d)                                                  43,689
                    Accounting services (Note 2)                                                 15,492
                    Printing and shareholder reports                                              6,688
                    Trustees' fees and expenses                                                   5,332
                    Investment advisory fees (Note 2)                                               677
                    Administrative fees (Note 2)                                                    677
                                                                                           ------------
                    Total expenses before reimbursement                                         179,055
                    Reimbursement of expenses (Note 2)                                         (179,055)
                                                                                           ------------
                    Total expenses after reimbursement                                                                 0
                                                                                                            ------------
                    Investment income--net                                                                        13,040
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $     13,040
                                                                                                            ============

                    See Notes to Financial Statements.



Summit Cash Reserves Fund
May 31, 1998


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                             For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                              1998             1997
Operations:         Investment income--net                                                 $     13,040     $    457,144
                    Realized loss on investments--net                                                --             (853)
                    Change in unrealized appreciation on investments--net                            --            2,439
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                         13,040          458,730
                                                                                           ------------     ------------

Dividends to        Investment income--net                                                      (13,040)        (456,291)
Shareholders                                                                               ------------     ------------
(Note 1f):          Net decrease in net assets resulting from dividends
                    to shareholders                                                             (13,040)        (456,291)
                                                                                           ------------     ------------

Beneficial          Net proceeds from sale of shares                                                 --       68,683,693
Interest            Net asset value of shares issued to shareholders in
Transactions        reinvestment of dividends (Note 1f)                                          13,013          451,377
(Note 3):                                                                                  ------------     ------------
                                                                                                 13,013       69,135,070
                    Cost of shares redeemed                                                          --     (103,762,576)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets derived from beneficial
                    interest transactions                                                        13,013      (34,627,506)

Net Assets:         Total increase (decrease) in net assets                                      13,013      (34,625,067)
                    Beginning of year                                                           239,739       34,864,806
                                                                                           ------------     ------------
                    End of year                                                            $    252,752     $    239,739
                                                                                           ============     ============


                    See Notes to Financial Statements.



Summit Cash Reserves Fund
May 31, 1998


FINANCIAL INFORMATION (concluded)


Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                               For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                            1998       1997       1996        1995         1994
Per Share           Net asset value, beginning of year          $   1.00   $   1.00    $   1.00    $   1.00     $   1.00
Operating                                                       --------   --------    --------    --------     --------
Performance:        Investment income--net                         .0531      .0432       .0476       .0444        .0254
                    Realized and unrealized gain (loss) on
                    investments--net                                  --      .0001      (.0011)      .0014        .0003
                                                                --------   --------    --------    --------     --------
                    Total from investment operations               .0531      .0433       .0465       .0458        .0257
                                                                --------   --------    --------    --------     --------
                    Less dividends and distributions:
                      Investment income--net                      (.0531)    (.0431)     (.0476)     (.0444)      (.0254)
                      Realized gain on investments--net               --         --          --++    (.0001)      (.0003)
                                                                --------   --------    --------    --------     --------
                    Total dividends and distributions             (.0531)    (.0431)     (.0476)     (.0445)      (.0257)
                                                                --------   --------    --------    --------     --------
                    Net asset value, end of year                $   1.00   $   1.00    $   1.00    $   1.00     $   1.00
                                                                ========   ========    ========    ========     ========
                    Total investment return                        5.44%      4.40%       4.95%       4.51%        2.56%
                                                                ========   ========    ========    ========     ========

Ratios to Average   Expenses, net of reimbursement                  .00%      1.38%       1.13%        .98%         .90%
Net Assets:                                                     ========   ========    ========    ========     ========
                    Expenses                                      72.77%      1.97%       1.13%        .98%         .90%
                                                                ========   ========    ========    ========     ========
                    Investment income and realized gain on
                    investments--net                               5.30%      4.18%       4.83%       4.35%        2.54%
                                                                ========   ========    ========    ========     ========

Supplemental        Net assets, end of year (in thousands)      $    253   $    240    $ 34,865    $ 89,119     $135,301
Data:                                                           ========   ========    ========    ========     ========

                  ++Amount is less than $.0001 per share.

                    See Notes to Financial Statements.



Summit Cash Reserves Fund
May 31, 1998



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Summit Cash Reserves Fund (the "Fund") is a separate fund offering a separate class of shares of Financial Institutions Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which comprises a series of separate portfolios offering a separate class of shares to selected groups of purchasers. The Fund is currently the only operating series of the Trust. As of May 31, 1998, all of the Fund's shares outstanding are owned by Fund Asset Management, L.P. ("FAM"). Furthermore, the Fund is not offering additional shares for purchase at the present time. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The money market securities in which the Fund invests are traded primarily in the over-the-counter markets. Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and back-up withholding tax) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.


2. Investment Advisory and Administrative
Agreements:
The Fund has entered into an Investment Advisory Agreement and an Administrative Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities and equipment to provide such services to the Fund. For such services, the Investment Adviser receives a fee from the Fund at the end of each month at the annual rate of 0.275% of the average daily net assets of the Fund not exceeding $500 million, and at the annual rate of 0.25% of average daily net assets in excess of $500 million. For the year ended May 31, 1998, FAM earned fees of $677, all of which were waived. FAM also reimbursed the Fund for additional expenses of $178,378. Pursuant to the Administrative Agreement, the Fund pays FAM a monthly fee identical to the investment advisory fee, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.


Summit Cash Reserves Fund
May 31, 1998


Merrill Lynch Funds Distributor, Inc. ("MLFD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Distributor of the shares of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFD, MLFDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Capital Loss Carryforward:
At May 31, 1998, the Fund had a net capital loss carryforward of approximately $6,000, of which $5,000 expires in 2004 and $1,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Summit Cash Reserves Fund of Financial
Institutions Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Summit Cash Reserves Fund of Financial Institutions Series Trust as of May 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Summit Cash Reserves Fund of Financial Institutions Series Trust as of May 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
June 16, 1998
</AUDIT-REPORT>